Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No.54 to Registration Statement No. 002-74452 on Form N-1A of our reports dated February 18, 2011 for BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund and BlackRock S&P 500 Index V.I. Fund; our reports dated February 24, 2011 for BlackRock Money Market V.I. Fund and BlackRock Value Opportunities V.I. Fund; and our reports dated February 26, 2011 for BlackRock Balanced Capital V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund and BlackRock Total Return V.I. Fund relating to the financial statements and financial highlights of each of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), appearing in the Annual Report on Form N-CSR/A of the Company for the year ended December 31, 2010. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 14, 2011